Mitel Q1 2017 Earnings Call Presentation May 4, 2017 Exhibit 99.1

Safe Harbor Statement Forward Looking Statements Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability to recognize the anticipated benefits from the divestment of Mitel's mobile division; risks associated with the non-cash consideration received by Mitel in connection with the divestment of the Mobile division; the impact to Mitel's business that could result from the announcement of the divestment of the Mobile division; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; Mitel's ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel's ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on March 1, 2017. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Financial Measurements In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm. In addition, see the reconciliations located in the tables at the end of this presentation. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, EBITDA, non-GAAP net income, and non-GAAP EPS (earnings per share). Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement and the reconciliation located in the tables at the end of this presentation. See “Constant Currency Estimates” below, which are Non-GAAP measures. Constant Currency Estimates Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Annualized Exit Monthly Cloud Recurring Revenue Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at March 31, 2017 were $10.59 million. As such, our Annualized Exit Monthly Cloud Recurring Revenues at March 31, 2017 were $127.1 million.

Q1 2017 Highlights Financial Revenues of $223M beat analyst consensus. GAAP Earnings per Share from Continuing Operations were ($0.16). Non-GAAP Earnings per Share from Continuing Operations of $0.09 exceeded analyst consensus. Gross margins of 53.4% were up 30 basis points year-over year (60 basis points in constant currency). Divestiture of Mobile business drove debt reduction of $364 million. New debt facility brings greater liquidity, flexibility and reduced rates. Launched stock repurchase program for up to 7.8 million shares. Business Recurring Cloud Seats increased 40% year-over-year to 588,000. Total Cloud Seats grew to 3.26 million seats, up 49% year-over-year. A new UK-based multinational 1500 seat cloud customer in the Pharmaceutical and Chemicals industry that had been considering an on-premise solution for their 6 sites to maintain local presence in the countries they serve. Mitel World Cloud enabled them to connect their country offices and workforce, offering them a centralized model with core services in 3 hubs -- Germany, the US and the UK, all managed from one partner with full support from Mitel. A US-based services company that provides IT solutions, web development, and multichannel customer care solutions that integrate voice, email, live chat, and social monitoring, chose Mitel for a multi-media cloud contact center to support 800 agents.

Quarterly Income Statement Information – from continuing operations Q1 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Revenue $223.1 (4%) (2%) Gross Margin % 53.4% 30 bps 60 bps Net Income (Loss) ($19.7) (67%) (53%) EPS – Basic ($0.16) ($0.06) ($0.05) Non-GAAP EPS $0.09 $0.01 $0.02 Adjusted EBITDA $ $21.0 (7%) (3%) Adjusted EBITDA % 9.4% (30 bps) (10 bps) (All amounts dollars in millions except for earnings per share)

Revenue and Gross Margin Q1 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Product $132.7 (5%) (2%) Services $59.4 (9%) (7%) Cloud Recurring $31.0 10% 10% Total Revenue $223.1 (4%) (2%) Product 55.2% (290 bps) (240 bps) Services 50.8% 670 bps 680 bps Cloud Recurring 50.6% 100 bps 100 bps Total Gross Margin % 53.4% 30 bps 60 bps (All amounts dollars in millions)

Cloud Metrics

Growing Recurring Revenue Streams Total recurring revenue as a % of revenue up 170 basis points year-over-year

Revenue by Region Q1 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Americas $106.0 (8%) (9%) EMEA $109.9 (1%) 4% APAC $7.2 11% 7% Total Revenue $223.1 (4%) (2%) (All amounts dollars in millions)

Select Balance Sheet Metrics Mar 2017 Dec 2016 Cash and cash equivalents $56.5 $97.3 Total Liquidity(1) $328.5 $147.3 Accounts Receivable $173.0 $186.3 Inventory $78.2 $74.9 (All amounts dollars in millions) (1) Total Liquidity equals Cash and cash equivalents at the end of the March 2017 period plus the Company’s undrawn revolving credit facility of $272M. Debt Leverage Actual Leverage Ratio Permitted Leverage Ratio Mar 2017 1.17 3.50

Employee Cost Reductions 1 Headcount Estimated Annualized Savings Estimated In-Year Impact (1) Q2 Q3 Q4 2017 Headcount Reduction ~10% $30M $3M $6M $8M $17M COGS $6M $0.5M $1M $1.5M $3M OPEX $24M $2.5M $5M $6.5M $14M Estimated one-time charge(1) $6M to $8M $19M to $27M $25M to $35M Based on management’s current estimated timing. The exact timing and amount of in-year savings, and related one-time P&L charges, will depend on country labor regulations and other local requirements

Q2 2017 Guidance Revenue $230M to $255M Gross Margin % 53.5% to 55.5% Adjusted EBITDA % 10.0% to 15.0% Non-GAAP Net Income 5.5% to 9.5% (All amounts dollars in millions) Based on 126.5M Fully-diluted weighted average shares outstanding

Appendix

Historical and Constant Currency Measures – Continuing Operations

Reconciliation of Net Loss to Non-GAAP Net Income (Loss)

Reconciliation of Net Loss to Adjusted EBITDA

Reconciliation of Guidance As a percentage of Revenue Non-GAAP net income 5.5% - 9.5% Non-GAAP tax expense (1) (3.0%) - (1.5%) Non-GAAP net income, before income taxes 7.0% - 12.5% Adjustments (2) : Special charges and restructuring costs (3) 4.0% - 5.0% Stock-based compensation 1.5% Amortization of acquisition-related intangibles assets 3.5% - 4.0% Net income (loss), before income taxes (4) (3.5%) - 3.5% Adjusted EBITDA 10.0% - 15.0% Adjustments (2) : Interest expense 1.0% Amortization and depreciation 5.0% - 6.0% Special charges and restructuring costs (3) 4.0% - 5.0% Stock-based compensation 1.5% Net income (loss), before income taxes (4) (3.5%) - 3.5% (1) Non-GAAP tax expense is based on an estimated effective tax rate of 23%. (2) Adjustments for foreign exchange, purchase accounting adjustments and debt retirement costs are not available without unreasonable efforts and are excluded from the reconciliation due to the high variability, complexity and low visibility. We expect the adjustments to have a significant, and potentially unpredictable, impact on our future GAAP financial results. (3) The amount and timing of special charges and restructuring costs depend on several factors, including future revenue levels, opportunities for operating efficiencies, and the size and timing of acquisition activities. As a result, we expect the charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results. (4) The guidance reconciliations above reconcile to GAAP net income (loss), before income taxes, as opposed to GAAP net income (loss), because income tax expense (recovery) guidance is not available without unreasonable efforts due to the high variability, complexity and low visibility of the Company's quarterly income tax provision. We expect income tax expense (recovery) to have a significant, and potentially unpredictable, impact on our future GAAP financial results. MITEL NETWORKS CORPORATION Reconciliation of Guidance Non-GAAP Net Income and Adjusted EBITDA to GAAP Net Income (Loss), before income taxes (in millions of US dollars) (unaudited)

Historical Revenue and Gross Margin The following table provides product, service and cloud recurring revenue and gross margin for the four quarters and full year 2016 as well as the full year 2015.

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